================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 9, 1999

                          MORGAN STANLEY CAPITAL I INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                   333-62911                    13-3291626
 --------------------------  -----------------------      ----------------------
    (State or Other          (Commission File Number)         (I.R.S. Employer
 Jurisdiction Incorporation)                              Identification Number)


                               ------------------

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          -----------------------------
                          (principal executive offices)
                                 (212) 761-4000


================================================================================

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

         On March 9, 1999, a single series of certificates, entitled Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 1999-RM1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement dated as of March 1, 1999 (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc. (the "Depositor") as depositor, AMRESCO Services, L.P., as master servicer, Banc One Mortgage Capital Markets LLC, as special servicer, LaSalle National Bank, as Trustee and ABN Amro Bank N.V., as fiscal agent. The Certificates consist of nineteen classes identified as the "Class A1 Certificates," the "Class A2 Certificates," the "Class X Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O Certificates," the "Class R-I Certificates," the "Class R-II Certificates," and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 221 fixed rate, multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on March 1, 1999 (the "Cut-off Date"), an aggregate principal balance of $859,350,407, after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received.

     The Class A1 Certificates have an initial Class Principal Balance of $183,000,000. The Class A2 Certificates have an initial Class Principal Balance of $429,287,000. The Class X Certificates have an initial Class Notional Amount of $859,350,407. The Class B Certificates have an initial Class Principal Balance of $42,967,000. The Class C Certificates have an initial Class Principal Balance of $45,116,000. The Class D Certificates have an initial Class Principal Balance of $12,890,000. The Class E Certificates have an initial Class Principal Balance of $34,374,000. The Class F Certificates have an initial Class Principal Balance of $17,187,000. The Class G Certificates have an initial Class Principal Balance of $10,742,000. The Class H Certificates have an initial Class Principal Balance of $23,632,000. The Class J Certificates have an initial Class Principal Balance of $8,594,000. The Class K Certificates have an initial Class Principal Balance of $12,890,000. The Class L Certificates have an initial Class Principal Balance of $6,445,000. The Class M Certificates have an initial Certificate Principal Amount of $8,594,000. The Class N Certificates have an initial Certificate Principal Amount of $8,593,000. The Class O Certificates have an initial Certificate Principal Amount of $15,039,407. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial Statements of Business Acquired
              Not applicable.

         (b)  Pro Forma Financial Information
              Not applicable.

         (c)  Exhibits.

               Exhibit No.
               of Item 601 of
Exhibit No.    Regulation S-K    Description
-----------    ---------------   ------------
4.1            4                 Schedules I, II and III to the Pooling and
                                 Servicing Agreement dated as of March 1, 1999 among Morgan Stanley Capital I Inc. as depositor, AMRESCO Services, L.P., as master servicer, Banc One Mortgage Capital Markets
                                 LLC, as special servicer, LaSalle National
                                 Bank, as trustee, and ABN Amro Bank N.V., as fiscal agent.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 26, 1999

MORGAN STANLEY CAPITAL I INC.

By: /s/ ANDREW BERMAN
   ---------------------------------
    Name:  Andrew Berman
    Title: Vice President

                                   Schedule I

Mortgage Loan Schedule
MSMC 1999-RM1
Morgan Stanley Loans


---------------------------------------------------------------------------
                                                            Original Principal
Loan No.Seller(1)            Property Name(2)                    Balance
---------------------------------------------------------------------------
      1 MS     Key West Hilton Resort                          $37,260,000
      3 MS     Cupertino Village Shopping Center               $21,250,000
      7 MS     Alexandria Courtyard Marriott Hotel             $12,750,000
     10 MS     Four Allegheny Office Center                    $10,556,023
     11 MS     Town Center Lodge Motel  (I)                     $2,210,000
     12 MS     Decatur Lodge Motel (I)                          $2,200,000
     13 MS     Fulton Lodge Motel (I)                           $2,080,000
     14 MS     Douglasville Lodge Motel (I)                     $1,950,000
     15 MS     West Georgia Lodge Motel (I)                     $1,440,000
     16 MS     East Point Lodge Motel (I)                         $580,000
     17 MS     Holiday Inn Hotel- Bar Harbor                    $9,520,000
     18 MS     Kirkwood Crossings Office and Retail Building    $9,000,000
     24 MS     525 Almanor Industrial Building                  $8,000,000
     26 MS     Lucky/Long's Plaza Shopping Center               $7,900,000
     29 MS     Manekin Industrial Portfolio (II)                $7,050,000
     34 MS     2040-2060 Corporate Court Industrial             $7,350,000
     36 MS     Bon Air Professional Center                      $6,450,000
     37 MS     Woodside Apartments                              $6,400,000
     39 MS     Alicia Valencia Plaza Shopping Center            $6,285,000
     41 MS     Bayport Marina Plaza Industrial                  $6,000,000
     46 MS     Merchants Centre                                 $5,600,000
     49 MS     788 North Jefferson Office Building              $5,500,000
     51 MS     Taft Corners Shopping Center                     $5,371,500
     52 MS     Mickelberry Shopping Center                      $5,358,306
     60 MS     Sunset Plaza Shopping Center                     $4,653,744
     63 MS     Commerce Office Building (IV)                    $2,962,050
     64 MS     Medical & Professional Office Building (IV)      $1,587,950
     67 MS     Minaret Village Retail and Office Center         $4,500,000
     70 MS     499 University Avenue                            $4,400,000
     73 MS     Hennepin Square Office Building                  $4,300,000
     74 MS     Brandywine III Apartments                        $4,275,000
     79 MS     Lake Union Office Building                       $4,050,000
     80 MS     Via Alamos Apartments                            $4,000,000
     83 MS     San Fernando Industrial Building                 $3,900,000
     85 MS     Kirby Plaza Office Building                      $3,775,000
     86 MS     800 South Broadway Office Building               $3,700,000
     88 MS     Summit Apartments                                $3,600,000
     90 MS     Laguna Self Storage                              $3,585,824
     91 MS     Hughes Towers Apartments                         $3,577,500
     93 MS     Temple Medical Office Building                   $3,500,000
     96 MS     Strathmore Towers Apartments                     $3,450,000
     97 MS     69 Hickory Drive Office Building                 $3,400,000
     98 MS     Rancho Broadway Shopping Center                  $3,500,000
     99 MS     Union Bank Office Building                       $3,350,000
    101 MS     2424 Babcock Office and Medical Building         $3,225,000
    102 MS     Casa Grande Retail Center                        $3,200,000
    106 MS     Kenyon Place Apartments                          $3,000,000
    107 MS     College Square Shopping Center                   $3,000,000

Mortgage Loan Schedule
MSMC 1999-RM1
Morgan Stanley Loans


---------------------------------------------------------------------------
                                                            Original Principal
Loan No.Seller(1)            Property Name(2)                    Balance
---------------------------------------------------------------------------
    110 MS     Mission Plaza Shopping Center                    $3,000,000
    120 MS     Courtside Office Building (V)                    $1,932,432
    121 MS     Murphy Office Building  (V)                        $817,568
    123 MS     Ohlone Village Shopping and Office Center        $2,750,000
    129 MS     Maxwell Labs Industrial Building                 $2,750,000
    132 MS     Rosecrans Avenue Warehouse                       $2,500,000
    133 MS     4800 Santa Fe Industrial Building                $2,450,000
    134 MS     Century Warehouse                                $2,450,000
    135 MS     Pingry Arms and Cornell Arms Apartments          $2,500,000
    136 MS     20195 Stevens Creek Boulevard Office Building    $2,400,000
    139 MS     Blockbuster - Westwood Shopping Center           $2,300,000
    140 MS     Clock Tower Office and Retail Building           $2,400,000
    142 MS     Shoppes of Deerfield                             $2,200,000
    146 MS     Underwood Gartland Industrial Building           $2,144,000
    149 MS     Lindsay Marketplace Shopping Center              $2,100,000
    150 MS     Sierra Meadows Apartments                        $2,075,000
    151 MS     4700 Santa Fe Industrial Building                $2,050,000
    153 MS     Itasca Business Park                             $2,100,000
    156 MS     Fishers Crossing Shoppes                         $2,000,000
    158 MS     Computer City Store                              $2,000,000
    160 MS     Tire Discounters - Dayton (VI)                   $1,050,000
    161 MS     Tire Discounters - Cincinnati (VI)                 $900,000
    164 MS     Westchase Apartments                             $1,900,000
    165 MS     Ashewood Apartments                              $1,850,000
    168 MS     Montague Industrial Building                     $1,800,000
    171 MS     Crest Ridge Apartments                           $1,850,000
    179 MS     460 Valley Drive Industrial Building             $1,700,000
    181 MS     A Storage Place                                  $1,600,000
    183 MS     Garden Ridge I & II Shopping and Office Center   $1,540,000
    192 MS     Brunswick Apartments                             $1,432,000
    195 MS     Lexington Apartments                             $1,500,000
    196 MS     Heritage Green Apartments                        $1,432,000
    200 MS     Country Village Apartments                       $1,354,600
    207 MS     Cedargate Apartments                             $1,240,000
    210 MS     Glenarm Manor Apartments                         $1,200,000
    213 MS     Great Falls Days Inn                             $1,100,000
    214 MS     Hillside Trace Apartments                        $1,088,000
    217 MS     Villa Seville Apartments                           $975,000
    221 MS     Sutton Place Apartments                            $880,000

                                  Schedule II

Mortgage Loan Schedule
MSMC 1999-RM1
RFC Loans



---------------------------------------------------------------------------
                                                            Original Principal
Loan No.Seller(1)            Property Name(2)                    Balance
---------------------------------------------------------------------------
      2 RFC    Lancaster Commerce Center                       $29,000,000
      4 RFC    Metro Pike Center                               $15,225,000
      5 RFC    Hawthorne Woods                                 $13,000,000
      6 RFC    Sybase Building                                 $13,000,000
      8 RFC    Heritage House                                  $12,000,000
      9 RFC    Spanish Trace East Apartments                   $11,500,000
     19 RFC    North Salado Village Shopping Center             $8,780,000
     20 RFC    Golden Miles Market Place                        $8,600,000
     22 RFC    Valencia Apartments                              $8,500,000
     23 RFC    Rollingwood Shopping Center                      $8,100,000
     27 RFC    Koret Distribution Center                        $7,500,000
     28 RFC    Colony By The Mall Apartments                    $7,100,000
     30 RFC    St. Andrews Professional Center                  $6,825,000
     31 RFC    Green Ridge Heights Apartments                   $6,800,000
     32 RFC    Cove Center                                      $6,750,000
     33 RFC    Golden Isle Plaza                                $6,710,000
     35 RFC    Miami Lakes Corporate Center                     $6,500,000
     38 RFC    Cambridge Commons Apartments                     $6,100,000
     40 RFC    Willow Tree                                      $6,000,000
     42 RFC    New Market Square                                $6,000,000
     45 RFC    Half-A-Car                                       $5,700,000
     47 RFC    Plaza K Shopping Center                          $5,600,000
     48 RFC    Parkway Shopping Center                          $5,600,000
     53 RFC    Cottonwood Corners Shopping Center               $5,200,000
     55 RFC    Dalton Place Shopping Center                     $5,080,000
     56 RFC    Showcase Plaza Shopping Center                   $5,000,000
     57 RFC    Springrove Mobile Home Park                      $5,000,000
     58 RFC    Gateway/Lombardi (III)                           $4,800,000
     59 RFC    Arbors of Wooster Apartments                     $4,800,000
     62 RFC    Augusta at Gruene                                $4,600,000
     65 RFC    Southside Square Shopping Center                 $4,500,000
     66 RFC    Saratoga Square Apartments                       $4,500,000
     69 RFC    Village of Westover Apartments                   $4,350,000
     71 RFC    Manufacturers Bank Building                      $4,300,000
     75 RFC    V United Plaza                                   $4,300,000
     77 RFC    Pineville Towne Market                           $4,200,000
     81 RFC    Gallery Row                                      $4,000,000
     82 RFC    Arbour Walk Village Apartments                   $3,900,000
     87 RFC    Polifly Plaza                                    $3,675,000
     89 RFC    Villa Fontana                                    $3,600,000
     94 RFC    Victoria Square Apartments                       $3,500,000
     95 RFC    Kmart                                            $3,500,000
    100 RFC    Northampton Apartments                           $3,325,000
    103 RFC    The Vineyards Apartments                         $3,200,000
    104 RFC    Dunwoody Shallowford Office Park                 $3,100,000
    114 RFC    Pacifica Hampden Industrial Park                 $2,900,000
    115 RFC    Atlantic Plaza II                                $2,820,000
    116 RFC    Bath Street Partners                             $2,800,000

Mortgage Loan Schedule
MSMC 1999-RM1
RFC Loans



---------------------------------------------------------------------------
                                                            Original Principal
Loan No.Seller(1)            Property Name(2)                    Balance
---------------------------------------------------------------------------
    117 RFC    JM Industrial                                    $2,800,000
    118 RFC    Sargent Road Shopping Center.                    $2,800,000
    119 RFC    Little Brook Apartments                          $2,760,000
    122 RFC    North Oaks Plaza                                 $2,750,000
    124 RFC    Palms Plaza                                      $2,700,000
    125 RFC    St. Clair Mobile Home Parks                      $2,700,000
    127 RFC    Guilford Street Center                           $2,650,000
    128 RFC    Ski Lodge Apartments                             $2,640,000
    130 RFC    Lakeshore Apartments                             $2,550,000
    137 RFC    Maple Run Apartments                             $2,350,000
    141 RFC    One Bank Street                                  $2,200,000
    143 RFC    Dartmoor Apartments                              $2,200,000
    145 RFC    Sunshine Office Building                         $2,150,000
    148 RFC    Eastlake Business Park                           $2,100,000
    152 RFC    Georgetown Plaza                                 $2,050,000
    155 RFC    Pinnacle Peak Office Building                    $2,000,000
    159 RFC    Seaboard Industrial                              $2,000,000
    162 RFC    Interstate West Office Park                      $1,930,000
    163 RFC    North Center Office Building                     $1,900,000
    166 RFC    Oakland Drive Apartments                         $1,800,000
    167 RFC    Victoria Street Offices                          $1,800,000
    169 RFC    Sunrise Square Shopping Center                   $1,800,000
    172 RFC    British Petroleum - Westlake                     $1,750,000
    173 RFC    Kirkland Way Building                            $1,750,000
    175 RFC    Eagle Watch Apartments                           $1,700,000
    176 RFC    Post Alley Market Building                       $1,700,000
    180 RFC    Bradley Smith Apartments (VII)                   $1,650,000
    182 RFC    Tallmadge Towne Apartments                       $1,575,000
    185 RFC    Chapel Centre                                    $1,500,000
    186 RFC    Laurel Manor Apartments                          $1,500,000
    188 RFC    Dorjul Apartments                                $1,500,000
    189 RFC    Orange Industrial Park                           $1,500,000
    190 RFC    Fiesta Palms II Retail Center                    $1,500,000
    191 RFC    Newport Mesa Self Storage                        $1,500,000
    193 RFC    Canyon Professional Center                       $1,400,000
    197 RFC    Aaron Center                                     $1,365,000
    198 RFC    Carlton Way Apartments                           $1,350,000
    202 RFC    Pizza Hut / 7-Eleven (A)                           $671,000
    203 RFC    Quick Chek (A)                                     $629,000
    205 RFC    New Hope Commons                                 $1,270,000
    206 RFC    Union Avenue Plaza                               $1,250,000
    208 RFC    Oakcrest Apartments                              $1,200,000
    209 RFC    City Sports                                      $1,200,000
    211 RFC    Lin-Valle Center                                 $1,120,000
    212 RFC    Cramer Woods Apartments                          $1,100,000
    216 RFC    3180 Presidential Drive                          $1,000,000
    218 RFC    Montreal Station                                   $925,000
    220 RFC    Spring House Office Park                           $914,000

Mortgage Loan Schedule
MSMC 1999-RM1
RFC Loans



---------------------------------------------------------------------------
                                                            Original Principal
Loan No.Seller(1)            Property Name(2)                    Balance
---------------------------------------------------------------------------
    222 RFC    Garrison Street Apartments                         $825,000
    224 RFC    2755 Philmont Ave.                                 $800,000
    225 RFC    9107 Gaither Rd.                                   $700,000
    226 RFC    Tulwane Apartments                                 $675,000
    227 RFC    900-902 Pine Street Apartments                     $624,000
    228 RFC    Rochelle Arms                                      $575,000
    229 RFC    Pottery Row Apartments                             $520,000

                                  Schedule III

Mortgage Loan Schedule
MSMC 1999-RM1
Wachovia Loans



---------------------------------------------------------------------------
                                                            Original Principal
Loan No.Seller(1)            Property Name(2)                    Balance
---------------------------------------------------------------------------
     21 WACH   New Market Madison                               $8,480,000
     25 WACH   Town Country S C                                 $7,900,000
     43 WACH   Shoppes at Cresthaven                            $5,850,000
     44 WACH   Southport Centre                                 $5,840,000
     50 WACH   Comfort Suites                                   $5,400,000
     54 WACH   Comfort Inn & Comfort Suites                     $5,140,000
     61 WACH   Blackstock Warehouse                             $4,640,000
     68 WACH   Redland Crest Apartments                         $4,450,000
     72 WACH   Print Pack Buildings                             $4,300,000
     76 WACH   South Park Shopping Center                       $4,250,000
     78 WACH   555 & 565 Old Norcross Rd                        $4,150,000
     84 WACH   Village at Cedar Shoals                          $3,840,000
     92 WACH   Roswell Oaks                                     $3,500,000
    105 WACH   Best Western                                     $3,020,000
    108 WACH   Americana Self Storage                           $3,000,000
    109 WACH   Regal Cinemas                                    $3,000,000
    111 WACH   Collier & Piedmont Rd. Apts.                     $3,000,000
    112 WACH   Canteberi Place Apartments                       $3,000,000
    113 WACH   Holiday Inn Express                              $3,000,000
    126 WACH   Claremont Commons                                $2,675,000
    131 WACH   Vidalia Food Lion                                $2,500,000
    138 WACH   Comfort Inn Laurinburg                           $2,350,000
    144 WACH   Lavender Lakes                                   $2,175,000
    147 WACH   Washington Square                                $2,100,000
    154 WACH   Shoal Creek  Apartments                          $2,025,000
    157 WACH   Great Neck Shops & Potter Self Storage           $2,000,000
    170 WACH   Berkmar Park                                     $1,800,000
    174 WACH   Willow Tree and Coastal Court Apartments         $1,740,000
    177 WACH   Cramer Marketplace Shopping Center               $1,657,000
    178 WACH   Penn Forest Executive Building                   $1,670,000
    184 WACH   Greenbriar Village Shopping Center               $1,500,000
    187 WACH   Potter Self Storage                              $1,500,000
    194 WACH   Madison Heights Square                           $1,400,000
    199 WACH   Creekview Townhouse Apartments                   $1,340,000
    201 WACH   Blackstone Square                                $1,300,000
    204 WACH   Holcomb Place III                                $1,297,500
    215 WACH   Pearisburg Square                                $1,000,000
    219 WACH   Dunwoody Springs Building                          $925,000
    223 WACH   Airport Drive Shops                                $825,000


                                      III-1